UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

YUHE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34512	87-0569467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536 736 3688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 14 and 16, 2011, Yuhe International, Inc. (the “Company”) issued two press releases disclosing additional information relating its transaction with Weifang Dajiang Corporation in 2009.  The press releases are attached as Exhibits 99.1 and 99.2 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

Exhibit 99.1	Press release of Yuhe International, Inc., dated June 14, 2011

Exhibit 99.2	Press release of Yuhe International, Inc., dated June 16, 2011

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: June 20, 2011	By:	/s/ Gang Hu
Gang Hu
Chief Financial Officer

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EXHIBIT INDEX
Exhibit	Description

Exhibit 99.1	Press release of Yuhe International, Inc., dated June 14, 2011
Exhibit 99.2	Press release of Yuhe International, Inc., dated June 16, 2011

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